UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
December 11, 2008

RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25370 (Commission File Number)	45-0491516 (IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 11, 2008, the Board of Directors (the “Board”) of Rent-A-Center, Inc. (the “Company”) approved amendments to and a restatement of the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”). The amendments establish a majority voting standard in non-contested elections of directors and are effective immediately.
Under Section 9 of the Bylaws as amended, each director shall be elected by the vote of the majority of the votes cast with respect to the nominee at any meeting at which directors are to be elected at which a quorum is present; provided, however, that the directors shall be elected by the vote of a plurality of votes cast on the election of directors at any meeting of stockholders for which (i) the Secretary of the Company receives a notice that a stockholder has nominated a person for election to the Board in compliance with the advance notice requirements for stockholder nominees for director set forth in Section 3(A)(2) and Section 3(B) of the Bylaws, as applicable, and (ii) such nomination has not been withdrawn by such stockholder on or prior to the tenth day preceding the date the Company first mails its notice of meeting for such meeting to the stockholders. For purposes of the amended Bylaws, a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election. Prior to the amendment and restatement, directors were elected by a plurality of the votes cast in all cases. The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Bylaws, which are attached hereto as Exhibit 3.1.
Item 7.01 Regulation FD Disclosure.
The Board also adopted on December 11, 2008, revisions to its nominating procedures to require as a condition of nomination of an incumbent director for re-election that such proposed nominee submit an irrevocable resignation that is effective in the event (a) such nominee is proposed for re-election and is not re-elected at a meeting of the stockholders in which majority voting applies, and (b) the resignation is accepted by the Board by the vote of a majority of the directors, not including any director who has not been re-elected. The preceding summary does not purport to be complete and is qualified in its entirety by reference to the nominating procedures. The nominating procedures are available on the Investor page of the Company’s website at www.rentacenter.com.
Pursuant to General Instruction B.2. of Form 8-K, all of the information contained in this Item 7.01 shall be deemed to be “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
3.1	Amended and Restated Bylaws, dated December 11, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.
Date: December 12, 2008	By:	/s/ Ronald D. DeMoss
Ronald D. DeMoss
Executive Vice President – General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws, dated December 11, 2008